Exhibit 10.95

Home Properties, L.P.
Amendment No. Ninety-Five to
Second Amended and Restated
Agreement of Limited Partnership

The Second Amended and Restated Agreement of Limited Partnership of Home Properties, L.P. (the “Partnership Agreement”) is hereby amended effective February 22, 2008 to substitute the “Schedule A” attached hereto for the “Schedule A” currently attached to the Partnership Agreement.  “Schedule A” is hereby amended to reflect various changes.

GENERAL PARTNER
Home Properties, Inc.

/s/ Ann M. McCormick
Ann M. McCormick
Secretary

LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By:	Home Properties, Inc.
as attorney-in-fact

/s/ Ann M. McCormick
Ann M. McCormick
Secretary